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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                                     Item 4

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 4, 1997


                     EASTBROKERS INTERNATIONAL INCORPORATED
             (Exact name of registrant as specified in its charter)


       DELAWARE                      0-26202                    52-1807562
(State of incorporation      (Commission File Number)         (IRS Employer
    or organization)                                        Identification No.)


  15245 SHADY GROVE ROAD, SUITE 340, ROCKVILLE, MARYLAND           20850
        (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (301) 527-1110

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      (a)(i) Eastbrokers International Incorporated (the "Company") has chosen not to extend the engagement of Pannell Kerr Forster PC as the Company's independent public accountants. The client-auditor relationship between the Company and Pannell Kerr Forster PC has ceased effective November 4, 1997.

         (ii) The reports of Pannell Kerr Forster PC on the Company's financial statements for the fiscal year ended March 31, 1997, the transition period ended March 31, 1996 and the fiscal year ended December 31, 1995 contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.

         (iii) The decision to change independent auditors was approved by the Board of Directors.

         (iv) The Company has had no disagreements with Pannell Kerr Forster PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Pannell Kerr Forster PC, would have caused them to make reference thereto in their report on the financial statements of the Company.

         (v) The Company has requested that Pannell Kerr Forster PC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter dated November 5, 1997 is filed as Exhibit 16 to this Form 8-K.

      (b)          The Company has not yet engaged a new independent auditor.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits required by Item 601 of Regulation S-B.

        Exhibit No.          Exhibit
        -----------          -------

            16 Letter from Pannell Kerr Forster PC to the Securities and Exchange Commission dated November 5, 1997.

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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       EASTBROKERS INTERNATIONAL INCORPORATED


                                       By: /s/ Martin A. Sumichrast
                                          -------------------------------------
                                           Martin A. Sumichrast
                                           Vice Chairman of the Board
                                           and Secretary



Date: November 6, 1997

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                                 EXHIBIT INDEX


Exhibit No.        Exhibit
-----------        -------

     16 Letter from Pannell Kerr Forster PC to the Securities and Exchange Commission dated November 5, 1997.

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